EARNINGS/(LOSS) PER SHARE	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Disclosure of earnings per share [text block]	LOSS PER SHARE
Basic loss per share is calculated by dividing the loss attributable to equity owners of the Company by the weighted average number of ordinary shares outstanding during the periods as demonstrated below:

	For the years ended December 31,
	2020	2021	2022
Result attributable to equity owners of the Company
Atento’s loss attributable to equity owners of the parent (in thousands of U.S. dollars)	(46,880)	(92,951)	(295,577)
Weighted average number of ordinary shares	14,082,904	14,062,191	14,600,859
Basic loss per share (in U.S. dollars)	(3.33)	(6.61)	(20.24)
The weighted average number of ordinary shares outstanding used to calculate both basic and diluted net loss per share attributable to common stockholders is the same. The losses in the periods presented are anti-dilutive.